American Century Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated July 28, 2022 ■ Statement of Additional Information dated March 1, 2022

The Board of Directors of the aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 13, 2022.
Shareholders of the funds will be asked to consider and act upon a proposal to elect five members to the funds' Board of Directors for indefinite terms, subject to termination or resignation.
The record date for the meeting is July 27, 2022. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 19, 2022.

The following changes are effective August 1, 2022.
The following replaces the second paragraph under Investment Advisor on page 38 of the Statement of Additional Information:
Each class of each fund is subject to a contractual unified management fee based on a percentage of the daily net assets of such class. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For each fund with a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the advisor, that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets alone, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the funds appear below.

The following replaces the entry for Sustainable Equity in the management fee table under Investment Advisor on page 39 of the Statement of Additional Information:

Fund	Class	Percentage of Strategy Assets
Sustainable Equity	Investor, A, C and R	0.790% of the first $5 billion 0.765% of the next $5 billion 0.740% over $10 billion
	I and R5	0.590% of the first $5 billion 0.565% of the next $5 billion 0.540% over $10 billion
	Y, R6 and G	0.440% of the first $5 billion 0.415% of the next $5 billion 0.390% over $10 billion

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